Table 1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information - Unaudited (except where noted otherwise)	Exhibit 99.1

The following tables reflect segment information as previously reported and as adjusted due to the adoption of ASU 2017-07. Items not affected by the adoption have not been included.

	Three Months Ended March 31, 2017
	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)
Net sales	1,471	—	—	1,471
Cost of sales	(1,119)	(2)	—	(1,121)
Selling, general and administrative expenses	(83)	(20)	—	(103)
Research and development expenses	(17)	—	—	(17)
Other (charges) gains, net	(55)	—	—	(55)
Operating profit (loss):
Engineered Materials	98	—	6	104
Acetate Tow(1)	68	—	(6)	62
Industrial Specialties	25	—	—	25
Acetyl Intermediates	27	—	—	27
Other Activities	(26)	(22)	—	(48)
Operating profit (loss)	192	(22)	—	170
Non-operating pension and other postretirement employee benefit (expense) income(2)	—	22	—	22
Equity in net earnings (loss) of affiliates:
Engineered Materials	42	—	1	43
Acetate Tow(1)	1	—	(1)	—
Industrial Specialties	—	—	—	—
Acetyl Intermediates	1	—	—	1
Other Activities	3	—	—	3
Equity in net earnings (loss) of affiliates	47	—	—	47
Depreciation and amortization:
Engineered Materials	24	—	1	25
Acetate Tow(1)	11	—	(1)	10
Industrial Specialties	8	—	—	8
Acetyl Intermediates	26	—	—	26
Other Activities	2	—	—	2
Depreciation and amortization	71	—	—	71
Capital expenditures:
Engineered Materials	10	—	—	10
Acetate Tow(1)	6	—	—	6
Industrial Specialties	4	—	—	4
Acetyl Intermediates	20	—	—	20
Other Activities	1	—	—	1
Capital expenditures	41	—	—	41
___________________________

(1)
The Acetate Tow segment was previously reported as part of the Consumer Specialties segment. All references to Acetate Tow hereafter reflect the previously reported Consumer Specialties segment less the movement of the food ingredients business to the Engineered Materials segment previously discussed.

(2)	The Company had Non-operating pension and other postretirement employee benefit income in 2017 and Non-operating pension and other postretirement employee benefit expense in 2014 - 2016.

EX 99.1 - 1

Table 1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information - Unaudited (cont.)

	Three Months Ended June 30, 2017				Six Months Ended June 30, 2017
	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)				(In $ millions)
Net sales	1,510	—	—	1,510	2,981	—	—	2,981
Cost of sales	(1,143)	(2)	—	(1,145)	(2,262)	(4)	—	(2,266)
Selling, general and administrative expenses	(96)	(21)	—	(117)	(179)	(41)	—	(220)
Research and development expenses	(17)	—	—	(17)	(34)	—	—	(34)
Other (charges) gains, net	(3)	1	—	(2)	(58)	1	—	(57)
Operating profit (loss):
Engineered Materials	97	—	8	105	195	—	14	209
Acetate Tow	49	—	(8)	41	117	—	(14)	103
Industrial Specialties	26	—	—	26	51	—	—	51
Acetyl Intermediates	109	—	—	109	136	—	—	136
Other Activities	(41)	(22)	—	(63)	(67)	(44)	—	(111)
Operating profit (loss)	240	(22)	—	218	432	(44)	—	388
Non-operating pension and other postretirement employee benefit (expense) income	—	22	—	22	—	44	—	44
Equity in net earnings (loss) of affiliates:
Engineered Materials	38	—	—	38	80	—	1	81
Acetate Tow	—	—	—	—	1	—	(1)	—
Industrial Specialties	—	—	—	—	—	—	—	—
Acetyl Intermediates	2	—	—	2	3	—	—	3
Other Activities	(2)	—	—	(2)	1	—	—	1
Equity in net earnings (loss) of affiliates	38	—	—	38	85	—	—	85
Depreciation and amortization:
Engineered Materials	26	—	1	27	50	—	2	52
Acetate Tow	11	—	(1)	10	22	—	(2)	20
Industrial Specialties	10	—	—	10	18	—	—	18
Acetyl Intermediates	26	—	—	26	52	—	—	52
Other Activities	2	—	—	2	4	—	—	4
Depreciation and amortization	75	—	—	75	146	—	—	146
Capital expenditures:
Engineered Materials	13	—	1	14	23	—	1	24
Acetate Tow	8	—	(1)	7	14	—	(1)	13
Industrial Specialties	6	—	—	6	10	—	—	10
Acetyl Intermediates	28	—	—	28	48	—	—	48
Other Activities	3	—	—	3	4	—	—	4
Capital expenditures	58	—	—	58	99	—	—	99

EX 99.1 - 2

Table 1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information - Unaudited (cont.)

	Three Months Ended September 30, 2017				Nine Months Ended September 30, 2017
	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)				(In $ millions)
Net sales	1,566	—	—	1,566	4,547	—	—	4,547
Cost of sales	(1,181)	(2)	—	(1,183)	(3,443)	(6)	—	(3,449)
Selling, general and administrative expenses	(112)	(21)	—	(133)	(291)	(62)	—	(353)
Research and development expenses	(19)	—	—	(19)	(53)	—	—	(53)
Other (charges) gains, net	—	—	—	—	(58)	1	—	(57)
Operating profit (loss):
Engineered Materials	97	—	8	105	292	—	22	314
Acetate Tow	53	—	(8)	45	170	—	(22)	148
Industrial Specialties	20	(1)	—	19	71	(1)	—	70
Acetyl Intermediates	128	—	—	128	264	—	—	264
Other Activities	(46)	(22)	—	(68)	(113)	(66)	—	(179)
Operating profit (loss)	252	(23)	—	229	684	(67)	—	617
Non-operating pension and other postretirement employee benefit (expense) income	—	23	—	23	—	67	—	67
Equity in net earnings (loss) of affiliates:
Engineered Materials	45	—	2	47	125	—	3	128
Acetate Tow	2	—	(2)	—	3	—	(3)	—
Industrial Specialties	—	—	—	—	—	—	—	—
Acetyl Intermediates	1	—	—	1	4	—	—	4
Other Activities	2	—	—	2	3	—	—	3
Equity in net earnings (loss) of affiliates	50	—	—	50	135	—	—	135
Depreciation and amortization:
Engineered Materials	29	—	1	30	79	—	3	82
Acetate Tow	11	—	(1)	10	33	—	(3)	30
Industrial Specialties	10	—	—	10	28	—	—	28
Acetyl Intermediates	26	—	—	26	78	—	—	78
Other Activities	4	—	—	4	8	—	—	8
Depreciation and amortization	80	—	—	80	226	—	—	226
Capital expenditures:
Engineered Materials	18	—	1	19	41	—	2	43
Acetate Tow	10	—	(1)	9	24	—	(2)	22
Industrial Specialties	6	—	—	6	16	—	—	16
Acetyl Intermediates	36	—	—	36	84	—	—	84
Other Activities	4	—	—	4	8	—	—	8
Capital expenditures	74	—	—	74	173	—	—	173

EX 99.1 - 3

Table 1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information - Unaudited (cont.)

	Three Months Ended December 31, 2017				Year Ended December 31, 2017
	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted	As Previously Reported (audited)	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)				(In $ millions)
Net sales	1,593	—	—	1,593	6,140	—	—	6,140
Cost of sales	(1,182)	2	—	(1,180)	(4,625)	(4)	—	(4,629)
Selling, general and administrative expenses	(165)	22	—	(143)	(456)	(40)	—	(496)
Research and development expenses	(19)	(1)	—	(20)	(72)	(1)	—	(73)
Other (charges) gains, net	(2)	—	—	(2)	(60)	1	—	(59)
Operating profit (loss):
Engineered Materials	91	—	7	98	383	—	29	412
Acetate Tow	48	—	(7)	41	218	—	(29)	189
Industrial Specialties	16	(1)	—	15	87	(2)	—	85
Acetyl Intermediates	160	—	—	160	424	—	—	424
Other Activities	(98)	24	—	(74)	(211)	(42)	—	(253)
Operating profit (loss)	217	23	—	240	901	(44)	—	857
Non-operating pension and other postretirement employee benefit (expense) income	—	(23)	—	(23)	—	44	—	44
Equity in net earnings (loss) of affiliates:
Engineered Materials	43	—	—	43	168	—	3	171
Acetate Tow	—	—	—	—	3	—	(3)	—
Industrial Specialties	—	—	—	—	—	—	—	—
Acetyl Intermediates	2	—	—	2	6	—	—	6
Other Activities	3	—	—	3	6	—	—	6
Equity in net earnings (loss) of affiliates	48	—	—	48	183	—	—	183
Depreciation and amortization:
Engineered Materials	29	—	—	29	108	—	3	111
Acetate Tow	11	—	—	11	44	—	(3)	41
Industrial Specialties	10	—	—	10	38	—	—	38
Acetyl Intermediates	27	—	—	27	105	—	—	105
Other Activities	2	—	—	2	10	—	—	10
Depreciation and amortization	79	—	—	79	305	—	—	305
Capital expenditures:
Engineered Materials	34	—	1	35	75	—	3	78
Acetate Tow	18	—	(1)	17	42	—	(3)	39
Industrial Specialties	14	—	—	14	30	—	—	30
Acetyl Intermediates	36	—	—	36	120	—	—	120
Other Activities	6	—	—	6	14	—	—	14
Capital expenditures	108	—	—	108	281	—	—	281

EX 99.1 - 4

Table 1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information - Unaudited (cont.)

	As of December 31, 2017
	As Previously Reported (audited)	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)
Goodwill and intangible assets, net:
Engineered Materials	798	—	104	902
Acetate Tow	258	—	(104)	154
Industrial Specialties	46	—	—	46
Acetyl Intermediates	202	—	—	202
Other Activities	—	—	—	—
Goodwill and intangible assets, net	1,304	—	—	1,304
Total assets:
Engineered Materials	3,672	—	194	3,866
Acetate Tow	1,357	—	(194)	1,163
Industrial Specialties	861	—	—	861
Acetyl Intermediates	2,657	—	—	2,657
Other Activities	991	—	—	991
Total assets	9,538	—	—	9,538

EX 99.1 - 5

Table 1.1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information

The following tables reflect segment information as previously reported and as adjusted due to the adoption of ASU 2017-07. Items not affected by the adoption have not been included.

	Year Ended December 31, 2016
	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)
Net sales	5,389	—	—	5,389
Cost of sales	(3,984)	—	—	(3,984)
Selling, general and administrative expenses	(416)	38	—	(378)
Research and development expenses	(78)	—	—	(78)
Other (charges) gains, net	(11)	3	—	(8)
Operating profit (loss):
Engineered Materials	350	1	26	377
Acetate Tow	302	—	(26)	276
Industrial Specialties	105	(2)	—	103
Acetyl Intermediates	340	—	—	340
Other Activities	(205)	42	—	(163)
Eliminations	1	—	—	1
Operating profit (loss)	893	41	—	934
Non-operating pension and other postretirement employee benefit (expense) income	—	(41)	—	(41)
Equity in net earnings (loss) of affiliates:
Engineered Materials	122	—	3	125
Acetate Tow	3	—	(3)	—
Industrial Specialties	—	—	—	—
Acetyl Intermediates	6	—	—	6
Other Activities	24	—	—	24
Equity in net earnings (loss) of affiliates	155	—	—	155
Depreciation and amortization:
Engineered Materials	92	—	3	95
Acetate Tow	45	—	(3)	42
Industrial Specialties	34	—	—	34
Acetyl Intermediates	107	—	—	107
Other Activities	12	—	—	12
Depreciation and amortization	290	—	—	290
Capital expenditures:
Engineered Materials	73	—	2	75
Acetate Tow	38	—	(2)	36
Industrial Specialties	57	—	—	57
Acetyl Intermediates	67	—	—	67
Other Activities	12	—	—	12
Capital expenditures	247	—	—	247

EX 99.1 - 6

Table 1.1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information (cont.)

	Year Ended December 31, 2015
	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)
Net sales	5,674	—	—	5,674
Cost of sales	(4,356)	1	—	(4,355)
Selling, general and administrative expenses	(506)	55	—	(451)
Research and development expenses	(119)	1	—	(118)
Other (charges) gains, net	(351)	2	—	(349)
Operating profit (loss):
Engineered Materials	235	—	29	264
Acetate Tow	262	—	(29)	233
Industrial Specialties	72	(2)	—	70
Acetyl Intermediates	(3)	—	—	(3)
Other Activities	(240)	61	—	(179)
Operating profit (loss)	326	59	—	385
Non-operating pension and other postretirement employee benefit (expense) income	—	(59)	—	(59)
Equity in net earnings (loss) of affiliates:
Engineered Materials	150	—	2	152
Acetate Tow	2	—	(2)	—
Industrial Specialties	—	—	—	—
Acetyl Intermediates	6	—	—	6
Other Activities	23	—	—	23
Equity in net earnings (loss) of affiliates	181	—	—	181
Depreciation and amortization:
Engineered Materials	99	—	4	103
Acetate Tow	60	—	(4)	56
Industrial Specialties	64	—	—	64
Acetyl Intermediates	123	—	—	123
Other Activities	11	—	—	11
Depreciation and amortization	357	—	—	357
Capital expenditures:
Engineered Materials	73	—	2	75
Acetate Tow	65	—	(2)	63
Industrial Specialties	56	—	—	56
Acetyl Intermediates	282	—	—	282
Other Activities	7	—	—	7
Capital expenditures	483	—	—	483

EX 99.1 - 7

Table 1.1 - Celanese Corporation and Subsidiaries Consolidated and Business Segment Information (cont.)

	Year Ended December 31, 2014
	As Previously Reported	Adoption of ASU 2017-07	Re-segmentation	As Adjusted
	(In $ millions)
Net sales	6,802	—	—	6,802
Cost of sales	(5,186)	(59)	—	(5,245)
Selling, general and administrative expenses	(758)	221	—	(537)
Research and development expenses	(86)	(15)	—	(101)
Operating profit (loss):
Engineered Materials	221	(54)	20	187
Acetate Tow	388	(32)	(20)	336
Industrial Specialties	76	(16)	—	60
Acetyl Intermediates	558	(32)	—	526
Other Activities	(485)	281	—	(204)
Operating profit (loss)	758	147	—	905
Non-operating pension and other postretirement employee benefit (expense) income	—	(147)	—	(147)
Equity in net earnings (loss) of affiliates:
Engineered Materials	161	—	9	170
Acetate Tow	9	—	(9)	—
Industrial Specialties	—	—	—	—
Acetyl Intermediates	20	—	—	20
Other Activities	56	—	—	56
Equity in net earnings (loss) of affiliates	246	—	—	246
Depreciation and amortization:
Engineered Materials	106	—	5	111
Acetate Tow	43	—	(5)	38
Industrial Specialties	50	—	—	50
Acetyl Intermediates	81	—	—	81
Other Activities	12	—	—	12
Depreciation and amortization	292	—	—	292
Capital expenditures:
Engineered Materials	65	—	1	66
Acetate Tow	103	—	(1)	102
Industrial Specialties	29	—	—	29
Acetyl Intermediates	478	—	—	478
Other Activities	6	—	—	6
Capital expenditures	681	—	—	681

EX 99.1 - 8